UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                              AEROSONIC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                              AEROSONIC CORPORATION
                            (A DELAWARE CORPORATION)
                           l2l2 North Hercules Avenue
                            Clearwater, Florida 33765

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF AEROSONIC CORPORATION:

      The Annual Meeting of Shareholders (the "Meeting") of AEROSONIC CORPORATION (the "Company") will be held at the Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, on July 21, 2000, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes, which are discussed in the accompanying Proxy Statement:

      1. To elect a Board of seven (7) directors of the Company to hold office until their successors have been duly elected and qualified.

      2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The record date for determination of the shareholders entitled to vote at the annual meeting is May 26, 2000, at the close of business.

      If you are unable to attend the Meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided herewith. Your proxy may be revoked at any time before it is voted by filing with the Secretary of the Corporation a written revocation or a proxy bearing a later date, or by attending and voting at the Meeting.

      If you submit a proxy, you may still vote your stock in person at the Meeting if you so desire.


                                            By Order of the Board of Directors,



                                            /s/ J. Mervyn Nabors
                                            --------------------
                                            J. Mervyn Nabors
                                            Chairman of the Board


May 26, 2000
Clearwater, Florida

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND MAIL IT OR THEM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 PROXY STATEMENT





                         Annual Meeting of Shareholders
                            to be held July 21, 2000





                              AEROSONIC CORPORATION
                           l2l2 North Hercules Avenue
                            Clearwater, Florida 33765





                               GENERAL INFORMATION


             A Notice of the Annual Meeting of Shareholders (the "Meeting") of Aerosonic Corporation (the "Company") is set forth on the preceding page, and there are enclosed herewith proxies which are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. This Proxy Statement is first being sent to shareholders on or about May 30, 2000. A copy of the Company's Annual Report to Shareholders for the fiscal year ended January 3l, 2000 is mailed herewith.

             All shares represented by valid proxies received by the Company prior to the Meeting will be voted as specified in the proxy. If no specification is made, and if discretionary authority is conferred by the shareholder, the shares will be voted FOR the nominated Directors. If discretionary authority is conferred by the shareholder pursuant to the proxy, the shares will also be voted on such other matters as may properly come before the Meeting in accordance with the best judgment of the proxy holder. A stockholder giving a proxy has the right to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting his shares in person.

                       VOTING SECURITIES AND VOTING RIGHTS

             Only holders of record of Common Stock, $.40 par value per share (the "Common Stock"), of the Company as of the close of business on May 26, 2000 are entitled to notice of and to vote at the Meeting and at any adjournment thereof. On the Record Date, the outstanding number of shares entitled to vote consisted of 3,986,262 shares of Common Stock. The holders of the Common Stock are entitled to one vote per share. There are no other classes of voting stock issued and outstanding.

                              ELECTION OF DIRECTORS

             The Company's By-Laws currently provide that its Board of Directors shall consist of not less than three nor more than seven members, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board of Directors recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so.

             Seven directors will be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders and until the election and qualification of a successor. The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any of the nominees is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve as a director.

             The following table sets forth certain information concerning the nominees for election. All of the nominees are currently directors of the Company. Unless otherwise indicated, each nominee has sole voting and investment power of the reported shares.

                                                                                 Number and Percentage
    Name, Age and Year in                                                         of Shares of Common
     which first Elected            Business                                       Stock Beneficially
          a Director                Experience                                           Owned
          ----------                ----------                                           -----
    J. Mervyn Nabors         Mr. Nabors is Chief Executive Officer and           1,242,000      31.2%
          56 (1995)          President of American Instrument Company.
                             Mr. Nabors is a member of the Board of
                             Directors of four privately held companies.
                             He was employed by Aerosonic from 1962 to
                             1984. In April of 1996, Mr. Nabors was
                             elected as Chairman of the Board, Chief
                             Executive Officer and President of Aerosonic
                             Corporation


                                       3

                                                                                 Number and Percentage
    Name, Age and Year in                                                         of Shares of Common
     which first Elected            Business                                       Stock Beneficially
          a Director                Experience                                           Owned
          ----------                ----------                                           -----
    David A. Baldini         Mr. Baldini was with Teledyne Industries, Inc.      18,726           .5%
        50 (1995)            from 1974 through 1993.  He was President of
                             Teledyne Avionics from 1990 and retained that
                             position since Teledyne Avionics was acquired
                             in 1993 and became Avionics Specialties, Inc.
                             Mr. Baldini's management and operations
                             experience with Teledyne included the
                             development and manufacture of precision
                             components and instruments in the aerospace,
                             ground transportation and industrial markets.
                             Mr. Baldini has a B.S. degree in economics from
                             Hampten-Sydney College.

   Eric J. McCracken         Mr. McCracken served in the United States Air       7,500            .2%
         34 (1996)           Force from 1984 to 1990 as an aircraft weapons
                             systems instructor and technician.  He was a
                             Vice President of Corporate Banking for Barnett
                             Bank, N.A. from 1991 to 1996.  Mr. McCracken
                             has been a member of the Board of Directors
                             since November 1996 and currently serves as
                             Executive Vice President and Chief Financial
                             Officer of Aerosonic.  Mr. McCracken has a B.A.
                             degree in business administration from St. Leo
                             College.

     P. Mark Perkins         Mr. Perkins has over 17 years of experience in      10,000           .3%
        43 (1997)            various segments of the aviation industry.  In
                             July 1997, Mr. Perkins was elected to the Board
                             of Directors of Aerosonic Corporation while
                             serving as Vice President of Marketing for Gulf
                             Aerospace, Inc.  Mr. Perkins was elected
                             Executive Vice President of Sales and Marketing
                             for Aerosonic Corporation in January 1998 and
                             currently serves in that capacity.

    William C. Parker        Mr. Parker was employed by Aerosonic                31,539           .8%
        67 (1995)            Corporation for over 34 years.  He started as
                             an instrument assembler, became Production
                             Manager for the Boeing project, Production
                             Manager of Assembly, Production Manager of the
                             Machine Shop, Vice President of Production,
                             Vice President of Purchasing, Vice President of
                             Marketing and President until his retirement in
                             August of 1997.


                                       4

                                                                                 Number and Percentage
    Name, Age and Year in                                                         of Shares of Common
     which first Elected            Business                                       Stock Beneficially
          a Director                Experience                                           Owned
          ----------                ----------                                           -----

           Carm Russo        Mr. Russo  joined  Aerosonic Corporation in         9,148            .2%
           53 (1998)         1988 as Director of Quality Control.  In 1996
                             he was promoted to Vice President of
                             Engineering and in 1998 entered into his
                             current position of Executive Vice President,
                             Engineering and Production.  Mr. Russo worked
                             for six (6) years as Director of Quality
                             Control at Factron/Schlumberger.  Prior to
                             Factron/Schlumberger, Mr. Russo worked for
                             twelve (12) years at Mohawk Data Sciences in
                             engineering and production departments.  Mr.
                             Russo attended Mohawk Valley Community College
                             where he studied Mechanical Engineering

                             Ms. Daley was employed by a division of
    Melissa Clark Daley      Dresser Industries from 1979 to 1988 before         ---              ---
           42 (1999)         joining a large law firm in Baltimore, MD.  In
                             1993 she joined the Florida office of
                             Zuckerman, Spaeder where she concentrated in
                             the areas of general corporate practice and
                             commercial litigation.  Ms. Daley formed her
                             own firm in January of 1998.  She has a B.A.
                             degree in business administration and a minor
                             in ceramic engineering from Rutgers
                             University, and earned her Juris Doctor degree
                             from the University of Baltimore School of
                             Law. Ms. Daley is admitted to practice in
                             Florida, Maryland and the District of
                             Columbia.  She currently serves as outside
                             counsel to several companies.

All directors and officers as a group (7 persons) as of April 28, 1999           1,318,913      33.1%

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

             Committees:

             The Board of Directors has an Audit Committee and a Compensation Committee, each consisting of two directors. The Board of Directors does not have a Nominating Committee.

             The members of the Audit Committee are Ms. Daley, Mr. Parker and Mr. Nabors. The functions of this committee include: review of the scope of audits and the results of such audits; review of accounting policies and adequacy of internal controls; review of the fees paid to, and the scope of services provided by the independent auditors; and recommending selection of the independent auditors.

             The members of the Compensation Committee are Mr. Parker and Ms. Daley. The committee considers and makes recommendations to the Board of Directors with respect to matters relating to executive compensation.


             Meetings:

             During the fiscal year ended January 31, 2000, the Board of Directors met seven times, the Audit Committee met two times, and the Compensation Committee met one time. Each existing director attended all meetings of the Board of Directors and committees of the Board on which they served.


                             DIRECTORS' COMPENSATION

             Compensation for non-officer directors is $2,000.00 per board meeting plus reimbursement for travel and expenses.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

             The following table sets forth information as of April 28, 2000, regarding owners of 5% or more of the Company's Common Stock:




            Percent of                         Number of
          Name & Address                     Shares Owned           Shares Owned
          --------------                     ------------           ------------
         J. Mervyn Nabors                      l,242,000                31.2%
         271 Bayside Drive
         Clearwater Beach, Florida 33767

         Miriam Frank                            327,776                 8.2%
         1771 Oak Creek Drive
         Dunedin, Florida 34698

                                       6

                         EXECUTIVE OFFICER COMPENSATION

             The following table sets forth information with respect to all cash compensation paid or accrued by the Company during the fiscal year ended January 31, 2000 to the Company's chief executive officer and each other executive officer of the Company as to whom total cash compensation exceeded $100,000:

         Summary Compensation Table*
         ---------------------------

         -----------------------------------------------------------------------------------------
                                                                       Annual Compensation
                        (a)                        (b)                         (c)
            Name and Principal Position            Year                      Salary
         -----------------------------------------------------------------------------------------
           J. Mervyn Nabors...........             2000                     $193,785
             President and Chief                   1999                     $227,289
             Executive Officer                     1998                     $143,654
         -----------------------------------------------------------------------------------------
          David A. Baldini..............           2000                     $136,117
              Vice President                       1999                     $131,715
                                                   1998                     $131,715
         -----------------------------------------------------------------------------------------
          P. Mark Perkins...............           2000                     $134,209
             Executive Vice President              1999                     $127,264
             Sales and Marketing                   1998                     $      0
         -----------------------------------------------------------------------------------------
         Eric J. McCracken...........              2000                     $109,790
              Executive Vice President             1999                     $105,522
              Chief Financial Officer              1998                     $ 80,398
         -----------------------------------------------------------------------------------------
         William C. Parker............             2000                     $      0
                                                   1999                     $      0
                                                   1998                     $112,323
         -----------------------------------------------------------------------------------------

             * Columns (d) through (i) have been eliminated from the table because there was no other type of compensation awarded to the named executive for any year covered by the table. Since no options were granted to the named executive, the option tables are not applicable.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Employment Agreements
         ---------------------

             Aerosonic Corporation's board of directors has approved employment agreements between the Company and six of its executive officers, J. Mervyn Nabors, David Baldini, Mark Perkins, Eric McCracken, Carm Russo, Linda Cannaday. The work agreements became effective at various times from August 31, 1996 to February 5, 1998, each for a three-year period of time which is automatically renewed after the three-year period. The agreements require certain minimum performance standards in exchange for a minimum base annual salary of $175,000 for Mr. Nabors, $110,000 for Mr. Baldini, $110,000 for Mr. Perkins, $85,000 each for Mr. McCracken and Mr. Russo and $50,000 for Ms. Cannaday.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN


       A five-year comparison of stock performance of the Company with a broad equity market index and a published industry index or peer group is set forth below. The graph ranks the Company's total return against the AMEX Market Value Index and the SIC Code Index.



                               Fiscal Year Ending

--------------------------------------------------------------------------------------------------------
Company/Index/Market             1/31/1995   1/31/1996   1/31/1997    1/30/1998   1/29/1999   1/31/2000
--------------------------------------------------------------------------------------------------------
Aerosonic Corporation             $ 100.00     $ 65.71    $ 160.00     $ 680.00    $ 554.29    $ 500.00
--------------------------------------------------------------------------------------------------------
AMEX Market Value Index           $ 100.00    $ 128.18    $ 137.96     $ 157.36    $ 163.03    $ 192.14
--------------------------------------------------------------------------------------------------------
SIC Code Index                    $ 100.00    $ 163.70    $ 163.30     $ 206.92    $ 220.93    $ 120.33
--------------------------------------------------------------------------------------------------------



                  Assumes $100.00 Invested on February 1, 1995
                           Assumes Dividend Reinvested

                       Fiscal Year Ending January 31, 2000

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

             PricewaterhouseCoopers, L.L.P. were auditors for the year ended January 31, 2000 upon recommendation of the Audit Committee of the Board of Directors, and have been selected as auditors for the year ending January 31, 2001. A representative of PricewaterhouseCoopers, L.L.P. is expected to attend the meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the meeting.

                          PROPOSALS OF SECURITY HOLDERS

             Proposals of security holders intended to be presented at the Annual Meeting of Shareholders of the Company to be held in July, 2001, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than November 16, 2000. Proposals must comply with RULE 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Commission Act of 1934, as amended.

                                  VOTE REQUIRED

             A majority of the Company's outstanding common capital stock will be necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under Delaware law, the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Meeting is required to elect each director. As such, the seven nominees receiving the greatest number of votes cast at the Meeting will be elected. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast.

             All of the directors and officers of the Company have indicated that they will cause all shares of Common Stock beneficially owned by them (excluding Common Stock which they have the right to acquire upon the exercise of currently exercisable stock options) to be voted in favor of the election as a director of each nominee named herein. Such persons beneficially own, in the aggregate, 33.1% of the shares of Common Stock eligible to vote at the Meeting.

                                  OTHER MATTERS

             The management has no information that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.





                                By Order of the Board of Directors,


                                /s/ J. Mervyn Nabors
                                --------------------
                                J. Mervyn Nabors
                                Chairman of the Board


         May 26, 1999
         Clearwater, Florida

                              AEROSONIC CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 21, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Each of the undersigned, as the owner(s) as of May 26, 2000 of common stock of Aerosonic Corporation, a Delaware corporation (the "Company"), hereby appoints J. Mervyn Nabors President and Chief Executive Officer, as attorney-in-fact and proxy, with full power of substitution, for the limited purpose of voting all shares of the common stock owned by the undersigned, at the Annual Meeting of Shareholders of the Company to be held at Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, in the Library Room, at 10:00 a.m. Eastern Daylight Saving Time, Friday, July 21, 2000 and at any adjournments thereof, but only in accordance with the following instructions.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                              AEROSONIC CORORATION


                                 July 21, 2000


                Please Detach and mail in the Envelope Provided





[X]   Please mark your votes as in this example.

1.       Election of Directors

         [ ]    FOR all nominees listed at          [ ]    WITHHOLD AUTHORITY to vote        Nominees: David A. Baldini
                right (except as marked below)             all nominees listed at right                Melissa Clark Deley
                                                                                                       Eric J. McCracken
INSTRUCTIONS: To withhold authority to vote for any                                                    J. Mervyn Nabors
              individual named at right, strike a line                                                 William C. Parker
              through the nominee's name.                                                              P. Mark Perkins
                                                                                                       Carm Russo
2.       In accordance with their best judgement on any other matter that may properly be voted upon at the meeting.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no choice specified in the Proposals above shall be marked the named proxy is authorized and directed to vote for the proposal as described therein and in the Proxy Statement dated
May 28, 2000. If any nominee shall cease to be a candidate for election for any reason the proxy will be voted for a substitute nominee designated by the Board of Directors and for the remaining nominees so listed.

         If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail this proxy to insure adequate shareholder representation at the meeting. As this proxy is being solicited by the Board of Directors you are encouraged to contact any member of the Incumbent
Board of the above named proxies if you have any questions concerning this proxy or the matter referenced herein.

Please mark, sign, date and return this proxy promptly, using the enclosed envelope.


SIGNATURE_________________DATE__________SIGNATURE_________________DATE__________


         NOTE: If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer of a corporation, please give title and full name of the corporation, or if ownership is in more than one name, each additional owner should sign.